Supplement dated July 19, 2024
to the following statutory prospectus(es):
BOA America's VISION Annuity dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following underlying mutual fund is offered as an investment option under the contract. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	VanEck VIP Trust – VanEck VIP Emerging Markets Bond Fund: Initial Class This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012 Investment Advisor: Van Eck Associates Corporation	1.13%*	11.40%	4.07%	1.97%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-0902